                                                                   EXHIBIT 10.17

                           FIRST AMENDMENT TO LEASE
                           ------------------------


     THIS FIRST AMENDMENT TO LEASE (this "First Amendment"), is entered into as of the 5th day of May, 1998, by and between ROXBURY PROPERTY MANAGEMENT, a California general partnership ("Lessor"), and SIGNATURE EYEWEAR, INC., a California corporation ("Lessee"), with reference to the following facts and circumstances:

     A. Lessor and Lessee have previously entered into that certain Standard Industrial/Commercial Multi-Tenant Lease - Modified Net dated March 23, 1995 (the "Lease"), for premises consisting of a portion of that certain building located at 498 Oak Street, Inglewood, California (the "Original Premises"). The Original Premises are depicted on Exhibit "A" attached hereto and incorporated herein by this reference.

     B. In addition to the Original Premises presently occupied by Lessee, Lessee desires to lease from Lessor, and Lessor desires to lease to Lessee, certain additional premises situated in the Building (as such term is defined in Section 1.2 of the Lease), which additional premises are described as follows:
(i) an approximately 8,700 square foot portion of the Building as depicted on Exhibit "B" attached hereto and incorporated herein by this reference and designated thereon as the First Expansion Premises (the "First Expansion Premises"); and (ii) an approximately 10,560 square foot portion of the Building as depicted on Exhibit "B" attached hereto and incorporated herein by this reference and designated thereon as the Second Expansion Premises (the "Second Expansion Premises").

     C. Lessor and Lessee acknowledge that the First Expansion Premises and the Second Expansion Premises are currently occupied by The Regents of the University of California ("The Regents") pursuant to a written lease agreement.

     D. Lessee and Lessor now desire to amend the Lease with respect to the First Expansion Premises and the Second Expansion Premises, and enter into certain other agreements with respect to the Lease, all as more particularly provided for herein.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Lessor and Lessee hereby agree as follows:

     1.   Defined Terms. All capitalized terms in this First Amendment not
          -------------
otherwise defined herein shall have the same definitions as are provided therefor in the Lease.

     2.   First Expansion Premises.
          ------------------------

          2.1  Lease of First Expansion Premises.  Commencing on the date upon
               ---------------------------------
which Lessor substantially completes construction of the First Expansion Premises Improvements (as hereinafter defined) and delivers possession of the First Expansion Premises and Lessee (the applicable date being referred to herein as the "First Expansion Commencement Date"), Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the First Expansion Premises on all of the terms, provisions and conditions of the Lease with respect to the Lessee's obligations thereunder, as modified hereby. As of the First Expansion Commencement Date, the term "Premises," as defined in Section 1.2 of the Lease, shall be modified to mean the Original Premises (as it existed immediately prior to the First Expansion Commencement Date) together with the First Expansion Premises.

          2.2  Rentable Area of the Premises.  As of the First Expansion
               -----------------------------
Commencement Date, the number of square feet of rentable square footage of the Premises set forth in Section 1.2 of the Lease shall be increased by 8,700 to approximately 52,700 rentable square feet.

          2.3  Term of Lease With Respect to First Expansion Premises.  The term
               ------------------------------------------------------
of the Lease with respect to the First Expansion Premises shall commence on the First Expansion Commencement Date, and shall expire on the Expiration Date (as defined in Section 1.3 of the Lease) (i.e., May 31, 2005).

          2.4  First Expansion Premises Base Rent.  As of the First Expansion
               ----------------------------------
Commencement Date, the monthly Base Rent under the Lease attributable to the First Expansion Premises shall be $5,655.00 per month (and shall be in addition to Base Rent due and owing for the Original Premises). Said Base Rent attributable to the First Expansion Premises shall be paid to Lessor in accordance with Paragraph 4 of the Lease.

          2.5  First Expansion Premises Base Rent C.P.I. Increases. On the one
               ---------------------------------------------------
year anniversary of the First Expansion Commencement Date, and on June 1, 2000, and December 1, 2002, the monthly Base Rent payable by Lessee under the Lease with respect to the First Expansion Premises shall be adjusted by the increase, if any, in the Consumer Price Index of the Bureau of Labor Statistics of the U.S. Department for Labor for Urban Wage Earners and Clerical Workers, Los Angeles-Anaheim-Riverside, California, herein referred to as "C.P.I." pursuant to the following provisions:

               a. The monthly Base Rent for the First Expansion Premises payable in accordance with this Subparagraph 2.5 shall be calculated as follows: the $5,655.00 First Expansion Premises Base Rent shall be multiplied by a fraction the numerator of which shall be the C.P.I. of the calendar month that is three (3) months prior to the month during which the adjustment is to take effect, and the denominator of which shall be the C.P.I. for the calendar month that is three (3) months prior to the First Expansion Commencement Date. The sum so calculated shall constitute the adjusted monthly Base Rent for the First Expansion Premises, but in no event shall such new monthly First Expansion Premises Base Rent be less than the monthly First Expansion Premises Base Rent in effect immediately preceding the adjustment.

            b. In the event that the compilation and/or publication of the C.P.I. shall be transferred to any other governmental department or bureau or agency or shall be discontinued, then the index most nearly the same as the C.P.I. shall be used to make such calculation. In the event that Lessor and Lessee cannot agree on such alternative index, then the matter shall be submitted for decision to the American Arbitration Association in accordance with the then rules of said association and the decision of the arbitrators shall be binding upon the parties. The cost of said arbitration shall be paid equally by Lessor and Lessee.

      2.6   Security Deposit. On or before the First Expansion Commencement
            ----------------
Date, Lessee shall deposit with Lessor an additional Security Deposit in the sum of $10,000.00 to be held by Lessor together with Lessee's existing Security Deposit pursuant to the terms of the Lease.

      2.7   Lessee's Share. As of the First Expansion Commencement Date,
            --------------
Lessee's Share of Operating Expenses, as set forth in Section 1.6 and 4.2 of the Lease, shall be increased to 24.74%, which percentage has been calculated by the ratio of the rentable square footage of the Premises (including the First Expansion Premises) to the total rentable square footage contained in the Building. Lessee shall continue to be liable for Operating Expenses arising prior to the First Expansion Commencement Date based on Lessee's Share existing prior to the First Expansion Commencement Date, and for the Operating Expenses arising on and after the First Expansion Commencement Date based on Lessee's Share applicable on the First Expansion Commencement Date. Lessee's obligations to pay estimated and actual amounts toward Operating Expenses for the year in which the First Expansion Commencement Date occurs shall be prorated by Lessor to reflect the different amounts of Lessee's Share during such year.

      2.8   Parking Privileges. As of the First Expansion Commencement Date, the
            ------------------
number of parking spaces available for use by Lessee as set forth in Section 1.2 and Paragraph 49 of the Lease shall be increased by nine (9) Unreserved Parking Spaces (in the Unreserved Parking Lot areas designated on Exhibit "C" attached hereto and incorporated herein by this reference) to a total of ninety-five
(95).

      2.9   Evidence of Insurance Coverage. On or before the First Expansion
            ------------------------------
Commencement Date, Lessee shall cause the insurance which Lessee is obligated to obtain and maintain under Paragraph 8 of the Lease to be revised such that it shall also be applicable to and cover the First Expansion Premises, and Lessee shall deliver evidence of such insurance coverage to Lessor on the First Expansion Commencement Date.

      2.10  First Expansion Premises Improvements.
            -------------------------------------

            a.  Lessor's Improvements.  Lessor, at Lessor's sole cost and
                ---------------------
expense, agrees to construct or cause the construction of the following tenant improvements for the First Expansion Premises using Lessor's building standard materials (collectively, the First Expansion Premises Improvements"):

                (i) Create a full height painted demising wall from the exterior southern wall of the First Expansion Premises to the shop toilets (as depicted on Exhibit "B" attached hereto);

                (ii) Install full height chain link fence from the new demising wall, extended to the existing demising wall;

                (iii) Separate the overhead lights from The Regents' power source; and

                (iv) Cause the gas lines for the space heaters within the First Expansion Premises to be connected to Lessee's existing gas distribution system such that Lessee's gas usage relating to the First Expansion Premises will be measured by Lessee's existing gas meter; provided, however, that Lessor shall only be responsible for the first $400.00 in costs incurred in connection with any such gas line work, and Lessee will be responsible for any costs in excess of $400.00.

            b.  Lessee's Improvements.  Lessee, at Lessee's sole cost and
                ---------------------
expense, agrees to construct or cause the construction of the following tenant improvements for the First Expansion Premises in accordance with Paragraph 7 of the Lease:
                (i) Create new entrances through the existing demising wall in the First Expansion Premises; and

                    (ii) Hook up the existing and/or new lighting in the First Expansion Premises to Lessee's current power panels.

          2.11 Condition of First Expansion Premises. Lessor shall deliver the
               -------------------------------------
First Expansion Premises to Lessee in broom clean condition and represents to Lessee that the existing space heater, lighting, roof and walls of the First Expansion Premises shall be in good condition on the First Expansion Commencement Date. If a non-compliance with said representation exists as of the First Expansion Commencement Date, Lessor shall promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, rectify same at Lessor's expense. If Lessee does not give Lessor written notice of a non-compliance with this representation within thirty (30) days after the First Expansion Commencement Date, correction of that non-compliance shall be the obligation of Lessee at Lessee's sole cost and expense.

     Notwithstanding anything in the Lease to the contrary, and except as otherwise expressly provided in this Paragraph 2.11, Lessee hereby accepts the First Expansion Premises in its condition existing on the First Expansion Commencement Date AS IS, without representation or warranty of any kind from Lessor, and Lessee further acknowledges that, except as otherwise expressly provided herein, Lessor has no obligation to make any repairs, modifications or improvements of any kind or nature to the First Expansion Premises.

          2.12 Contingency to Effectiveness of This Paragraph 2. The
               ------------------------------------------------
effectiveness of Paragraph 2 of this First Amendment and the rights and obligations of the parties hereunder are expressly contingent upon The Regents' irrevocable surrender of the First Expansion Premises to Lessor, and Lessor shall have no liability to Lessee whatsoever if The Regents does not so surrender the First Expansion Premises.

     3.   Second Expansion Premises.
          -------------------------

          3.1  Lease of Second Expansion Premises. Commencing on the date upon
               ----------------------------------
which Lessor substantially completes construction of the Second Expansion Premises Improvements (as hereinafter defined) and delivers possession of the Second Expansion Premises to Lessee (the applicable date being referred to herein as the "Second Expansion Commencement Date"), Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the Second Expansion Premises on all of the terms, provisions and conditions of the Lease with respect to the Lessee's obligations thereunder, as modified hereby. Lessor and Lessee estimate that the Second Expansion Commencement Date shall occur on or about April 1, 1999. As of the Second Expansion Commencement Date, the term "Premises," as defined in Section 1.2 of the Lease, shall be modified to mean the Premises (as it existed immediately prior to the Second Expansion Commencement Date) together with the Second Expansion Premises.

          3.2  Rentable Area of the Premises. As of the Second Expansion
               -----------------------------
Commencement Date, the number of square feet of rentable square footage of the Premises set forth in Section 1.2 of the Lease shall be increased by 10,560 rentable square feet to approximately 63,260 rentable square feet.

          3.3  Term of Lease With Respect to Second Expansion Premises. The term
               -------------------------------------------------------
of the Lease with respect to the Second Expansion Premises shall commence on the Second Expansion Commencement Date, and shall expire on the Expiration Date (i.e., May 31, 2005).

          3.4  Second Expansion Premises Base Rent. As of the Second Expansion
               -----------------------------------
Commencement Date, the monthly Base Rent under the Lease attributable to the Second Expansion Premises shall be $6,864.00 per month (and shall be in addition to Base Rent due and owing for the Original Premises and the First Expansion Premises). Said Base Rent attributable to the Second Expansion Premises shall be paid to Lessor in accordance with Paragraph 4 of the Lease.

          3.5  Second Expansion Premises Base Rent C.P.I. Increases. On June 1,
               ----------------------------------------------------
2000, and December 1, 2002, the monthly Base Rent payable by Lessee under the Lease with respect to the Second Expansion Premises shall be adjusted by the increase, if any, from the Second Expansion Premises Commencement Date, in the C.P.I. (as defined in subparagraph 2.5 hereinabove)

               a. The monthly Base Rent for the Second Expansion Premises payable in accordance with this Subparagraph 3.5 shall be calculated as follows: the $6,864.00 Second Expansion Premises Base Rent shall be multiplied by a fraction the numerator of which shall be the C.P.I. of the calendar month that is three (3) months prior to the month during which the adjustment is to take effect, and the denominator of which shall be the C.P.I. for the calendar month that is three (3) months prior to the Second Expansion Commencement Date. The sum so calculated shall constitute the adjusted monthly Base Rent for the Second Expansion Premises, but in no event shall such new monthly Second Expansion Premises Base Rent be less than the monthly Second Expansion Premises Base Rent in effect immediately preceding the adjustment.

               b. In the event that the compilation and/or publication of the C.P.I. shall be transferred to any other governmental department or bureau or agency or shall be discontinued, then the index most nearly the same as the C.P.I. shall be used to make such calculation. In the event that Lessor and Lessee cannot agree on such alternative index, then the matter shall be submitted for decision to the American Arbitration Association in accordance with the then rules of said association and the decision of the arbitrators shall be binding upon the parties. The cost of said arbitration shall be paid equally by Lessor and Lessee.

          3.6  Lessee's Share.  As of the Second Expansion Commencement Date,
               --------------
Lessee's Share of Operating Expenses, as set forth in Section 1.6 and 4.2 of the Lease, shall be increased to 29.70%, which percentage has been calculated by the ratio of the rentable square footage of the Premises (including the First Expansion Premises and the Second Expansion Premises) to the total rentable square footage contained in the Building. Lessee shall continue to be liable for Operating Expenses arising prior to the Second Expansion Commencement Date based on Lessee's Share existing prior to the Second Expansion Commencement Date, and for the Operating Expenses arising on and after the Second Expansion Commencement Date based on Lessee's Share applicable on the Second Expansion Commencement Date. Lessee's obligations to pay estimated and actual amounts toward Operating Expenses for the year in which the Second Expansion Commencement Date occurs shall be prorated by Lessor to reflect the different amounts of Lessee's Share during such year.

          3.7  Parking Privileges.  As of the Second Expansion Commencement
               ------------------
Date, the number of parking spaces available for use by Lessee as set forth in
Section 1.2 and Paragraph 49 of the Lease shall be increased by ten (10) Unreserved Parking Spaces (in the Unreserved Parking Lot areas designated on Exhibit "C" attached hereto) to a total of one hundred five (105).

          3.8  Evidence of Insurance Coverage. On or before the Second Expansion
               ------------------------------
Commencement Date, Lessee shall cause the insurance which Lessee is obligated to obtain and maintain under Paragraph 8 of the Lease to be revised such that it shall also be applicable to and cover the Second Expansion Premises, and Lessee shall deliver evidence of such insurance coverage to Lessor on the Second Expansion Commencement Date.

          3.9  Second Expansion Premises Improvements.
               --------------------------------------

               a.   Lessor's Improvements.  Lessor, at Lessor's sole cost and
                    ---------------------
expense, agrees to construct or cause the construction of the following tenant improvements for the Second Expansion Premises using Lessor's building standard materials (collectively, the "Second Expansion Premises Improvements"):

                    (i) Extend the demising wall from the existing shop toilets to the northerly exterior wall of the Premises (as depicted on Exhibit "B" attached hereto);

                    (ii) Remove the chain link fence installed between the new demising wall and the existing demising wall; and

                    (iii) Separate the existing overhead lights from The Regents' power source.

               b.   Lessee's Improvements.  Subject to all of the terms and
                    ---------------------
conditions of the Lease, including, without limitation, Paragraph 7, Lessee, at Lessee's sole costs and expense (except as hereinafter provided), shall construct on the Second Expansion Premises the following improvements: Hook up the existing and/or new lighting in the Second Expansion Premises to Lessee's power panels.

          3.10 Condition of Second Expansion Premises.  Lessor shall deliver the
               --------------------------------------
Second Expansion Premises to Lessee in broom clean condition and Lessor represents to Lessee that the existing, space heater, lighting, roof and walls of the Second Expansion Premises shall be in good condition on the Second Expansion Commencement Date. If a non-compliance with said representation exists as of the Second Expansion Commencement Date, Lessor shall promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, rectify same at Lessor's expense. If Lessee does not give Lessor written notice of a non-compliance with this representation within thirty (30) days after the Second Expansion Commencement Date, correction of that non-compliance shall be the obligation of Lessee at Lessee's sole cost and expense.

     Notwithstanding anything in the Lease to the contrary, and except as otherwise expressly provided in this Paragraph 3.10, Lessee hereby accepts the Second Expansion Premises in its condition existing on the Second Expansion Commencement Date AS IS, without representation or warranty of any kind from Lessor, and Lessee further acknowledges that, except as otherwise expressly provided herein, Lessor has no obligation to make any repairs, modifications or improvements of any kind of nature to the Second Expansion Premises.

          3.11 Contingency to Effectiveness of This Paragraph 3.  The
               ------------------------------------------------
effectiveness of Paragraph 3 of this First Amendment and the rights and obligations of the parties hereunder are expressly contingent upon The Regents' irrevocable surrender of the Second Expansion Premises to Lessor, and Lessor shall have no liability to Lessee whatsoever if The Regents does not so surrender the Second Expansion Premises.

     4.   Lessee's Office Improvements.
          ----------------------------

          4.1  Construction of Office Improvements. Subject to all of the terms
               -----------------------------------
and conditions of the Lease, including, without limitation, Paragraph 7, Lessee, at Lessee's sole cost and expense (except as hereinafter provided), shall construct on the Premises the following improvements pursuant to plans and specifications to be mutually approved by Lessor and Lessee: Approximately 4,000 square feet of mezzanine and approximately 4,000 square feet of office space below said mezzanine between the westerly end of the existing first floor offices and the current westerly demising wall (collectively, the "Office Improvements").

     The plans and specifications for the Office Improvements shall provide for any t-bar ceiling to be installed above the interior demising walls. Lessee hereby acknowledges and agrees that the existing roof system of the Building (glu-lams and perlins) can not be used to hang equipment or t-bar ceilings without first being reinforced, and that Lessor shall have no responsibility or liability for any such roof system reinforcement.

          4.2  Office Improvement Construction Allowance.
               -----------------------------------------

               a. Notwithstanding anything in this First Amendment to the contrary, Lessor shall pay to Lessee a cash allowance for the construction costs actually incurred by Lessee in connection with the construction of the Office Improvements in an amount not to exceed One Hundred Twenty Thousand Dollars ($120,000.00) (the "TI Allowance"). Lessee shall deliver to Lessor a copy of the fully executed agreement (the "Construction Contract") between Lessee and the contractor engaged by Lessee to construct the Office Improvements (the "Contractor") pursuant to the final plans and specifications approved by Lessor and Lessee. The Construction Contract shall indicate, among other things, the total cost of the construction to be performed by Contractor thereunder (the "Contract Sum"). Portions of the TI Allowance shall be payable by Lessor to Lessee or Contractor in the amounts and on the dates specified in subparagraph 4.2(b) of this First Amendment so long as all of the following conditions have been completely satisfied: (i) Lessee notifies Lessor in writing that construction of the Office Improvements is in substantial compliance with Lessee's construction schedule; (ii) Lessee or Contractor delivers to Lessor valid and duly executed unconditional lien waivers and releases from the contractors, materialmen, and suppliers theretofore engaged by Contractor and/or Lessee in connection with the construction of the Office Improvements (or, alternatively, Lessee or Contractor delivers to Lessor valid and duly executed lien waivers and releases from such contractors, materialmen, and suppliers conditioned only upon such contractors, materialmen, and suppliers' receipt of payment, in which event Lessor shall issue checks for portions of the TI Allowance made payable to such contractors, materialmen, and suppliers [subject to the satisfaction of all of the other conditions set forth in this subparagraph 4.2(a)]; (iii) the Contractor has delivered a duly executed certificate to Lessor certifying that the Office Improvements theretofore constructed have been completed in accordance with the Lessor approved final plans and specifications for the Office Improvements; (iv) no valid un-bonded mechanic's lien claims have been filed of record against Lessee or the Industrial Center for failure by Lessee or Contractor to pay for any portion of the Office Improvements; and (v) there is no continuing event of default by Lessee under the Lease.

               b. Subject to all of the terms and conditions of this Paragraph 4.2, portions of the TI Allowance shall be payable in accordance with the following schedule:

                    Date                                 Amount
                    ----                                 ------
     Date Upon which Contractor delivers       30% of Contract Sum (not to
     substantially all materials and           exceed 30% of TI Allowance)
     equipment to the Premises to be used
     in connection with the construction of
     the Office Improvements

     Date which is three (3) weeks after       30% of Contract Sum (not to
     Contractor commences construction         exceed 30% of TI Allowance)
     of the Office Improvements

     Date which is six (6) weeks after         30% of Contract Sum (not to
     Contractor commences construction         exceed 30% of TI Allowance)
     of the Office Improvements

     Subject to all of the terms and conditions of this Paragraph 4.2, the remaining balance of the Contract Sum (not to exceed 10% of the TI Allowance) shall be paid to Lessee or Contractor within one (1) week after Contractor has completed construction of the Office Improvements, the Office Improvements have passed final inspection and been approved by all appropriate governmental authorities, and Lessee has received a permanent certificate of occupancy or equivalent for the Premises and delivered a copy thereof to Lessor.

               c. Lessee and Lessor acknowledge and agree that Lessor's accounts payable program provides for the payment of bills and/or invoices on the tenth (10th) and twenty-fifth (25th) of each calendar month. Accordingly, notwithstanding anything in this Paragraph 4.2 to the contrary, portions of the TI Allowance shall be paid to Lessee or Contractor in accordance with Lessor's current accounts payable program.

                  d. Commencing on July 1, 1998, Lessee shall commence repayment of the aggregate amount of the TI Allowance which is disbursed with interest thereon at the rate of ten percent (10%) pursuant to a separate written Unsecured Promissory Note (the "Note") to be executed by Lessee concurrently with the execution of this First Amendment in favor of Lessor and in the form of Exhibit "D" attached hereto and incorporated herein by this reference.

                  e. The Lease is hereby cross-defaulted with the Note, such that (i) any Breach (as that term is defined in the Note) under the Note shall be deemed, at the option of Lessor, a Breach under this Lease entitling Lessor to enforce all of its remedies hereunder; and (ii) any Breach of the Lease after the lapse of any applicable cure period shall be deemed, at the option of Lessor, a Breach under the Note. Nothing contained in the Note or associated with Lessor's remedies thereunder shall limit, or be construed to limit, the rights and remedies of Lessor hereunder or prohibit Lessor from terminating Lessee's right to possession of the Premises by any lawful means (including, without limitation, by way of an action for unlawful detainer) and recovering possession of the Premises.

            4.3 The monthly Base Rent payable under the Lease and monthly payments under the Note shall be due and payable regardless of whether or not construction of the Office Improvements is completed.

      5.    Lessee's Option to Extend. Lessee's option to extend the Original
            -------------------------
Term of the Lease set forth in Paragraph 62 of the Lease shall be applicable to, and must be exercised with respect to, the entire Premises (including the First Expansion Premises and the Second Expansion Premises).

      6.    Brokerage Commissions. Each party represents and warrants to the
            ---------------------
other that it has not dealt with any real estate broker, salesman or finder in connection with this transaction, except that Lessor shall be obligated to pay a commission to The Klabin Company pursuant to separate written agreement (50% of which commission shall be paid by the Klabin Company to Leonard & Ohren). Each party agrees to indemnify and hold harmless the other in the event a claim is made for any commissions or other compensation through it in contravention of the representations and covenants set forth in this Paragraph 5.

      7.    Acknowledgements. As a material inducement for Lessor to enter into
            ----------------
this First Amendment, Lessee and Lessor acknowledge and agree that, as of the date hereof: (a) Lessor has performed all obligations required of Lessor under the Lease; (b) Lessee has no offsets or counterclaims whatsoever under the Lease (including, without limitation, with respect to all prior payments or reimbursements of Operating Expenses made by Lessee); and (c) the figures and calculations set forth in the Lease and this First Amendment regarding the size of the Premises, the Building and Lessee's Share are correct.

      8.    Reaffirmation of Lease. Except as expressly modified herein, the
            ----------------------
Lease is hereby reaffirmed and ratified by Lessor and Lessee in its entirety.

      IN WITNESS WHEREOF, Lessee and Lessor have executed this First Amendment as of the day and year first written above.


                          LESSEE:
                          ------

                          SIGNATURE EYEWEAR, INC.,
                          a California corporation


                          By: /s/ Julie Heldman
                             ---------------------------
                          Name: Julie Heldman
                                ------------------------
                          Title: President
                                 -----------------------


                          By: /s/ Bernard Weiss
                             ---------------------------
                          Name: Bernard Weiss
                                ------------------------
                          Title: CEO
                                 -----------------------


                          LESSOR:
                          ------

                          ROXBURY PROPERTY MANAGEMENT,
                          a California general partnership


                          By: /s/ Raymond Renta
                             ---------------------------
                          Name: Raymond Renta
                          Title: General Partner

                               498 N. OAK STREET

                                  EXHIBIT "A"


                          [MAP OF ORIGINAL PREMISES]

                               498 N. OAK STREET

                                  EXHIBIT "B"


                          [MAP OF EXTENSION PREMISES]

                               498 N. OAK STREET

                                  EXHIBIT "C"


                          [MAP OF ORIGINAL PREMISES]

                                  EXHIBIT "D"

                       FORM OF UNSECURED PROMISSORY NOTE
                       ---------------------------------

$120,000.00                  Inglewood, California                  May   , 1998
                                                                        --

     FOR VALUE RECEIVED, the undersigned, SIGNATURE EYEWEAR, INC., a California corporation (herein designated as the "Maker"), agrees and promises to pay to the order of ROXBURY PROPERTY MANAGEMENT, a California general partnership (herein designated as the "Lender"), at such place or places as the Lender or other holder hereof may from time to time designate in writing, the principal sum of One Hundred Twenty Thousand and 00/100 Dollars ($120,000.00), or so much thereof as actually disbursed by the Lender, and to pay interest on the balance thereof actually disbursed from time to time remaining unpaid from the date hereof until May 1, 2005 (the "Maturity Date"), at the rate of ten percent (10%) per annum, principal and interest to be payable in monthly installments on the first day of each calendar month sufficient to fully amortize the then outstanding principal and interest over the term of this Unsecured Promissory Note (this "Note") commencing on the first day of July, 1998, and on the first day of each and every succeeding month thereafter up to and including the Maturity Date. On the Maturity Date, a final payment covering the entire outstanding principal balance and all interest accrued thereon shall be due and payable.

     Each of the aforesaid payments shall be applied first, to the payment of the interest then accrued and due on the unpaid principal balance, and the remainder of each payment, if any, shall be applied to the reduction of the unpaid principal, except that if any advance made by the Lender or other holder hereof under the terms of that certain First Amendment to Lease dated as of May 1, 1998, executed by the Lender and the Maker in connection herewith, or any other instrument executed or delivered in connection with this Note or the loan evidenced hereby (collectively, the "Loan Documents") has not been repaid, any monies received, at the option of Lender or other holder hereof, may first be applied to repay such advances and interest thereon and the balance, if any, applied in the manner aforesaid on account of any payments then due. Interest shall be computed on the basis of a 365-day year. The above mentioned final payment shall be subject to such adjustment as may be necessary to fully satisfy the balance of the principal and interest due hereunder.

     This Note is given for a loan of up to One Hundred Twenty Thousand Dollars ($120,000.00) to be made in connection with that certain Standard Industrial/Commercial Multi-Tenant Lease - Modified Net dated March 23, 1995, as amended by that certain First Amendment to Lease dated as of May 1, 1998, between Lender, as lessor, and Maker, as lessee (the "Lease"), relating to the premises to be occupied by Maker located at 498 North Oak Street, Inglewood, California. The proceeds of said loan are to be used and applied by Maker exclusively in connection with tenant improvements to be constructed on the premises occupied by Maker pursuant to the Lease.

     A "Breach" for the purposes of this Note is defined as a failure by Maker to observe, comply with or perform any of the terms, conditions or obligations of this Note after the lapse of any applicable cure period.

     Subsequent to Maker's complete execution and delivery of this Note, and so long as Maker is not in Breach in the due, prompt and complete performance or observance of any of the conditions, covenants or obligations applicable to Maker contained in the Lease or this Note, Lender shall make disbursements of principal hereunder in accordance with Paragraph 4.2 of the above described First Amendment to Lease, the provisions of which are hereby incorporated herein by this reference as though set forth in full.

     This Note is hereby cross-defaulted with the Lease, such that (i) any Breach under this Note or in the performance and observance of any provisions of any other agreement pertaining hereto shall be deemed, at the option of Lender, a default under the Lease; and (ii) any Breach under the Lease after the lapse of any applicable cure period shall be deemed, at the option of Lender, a Breach hereunder.

     The Maker shall have the right to prepay this Note at any time.

     All sums due under this Note are payable at the place or places as above stated in legal tender of the United States of America current on the dates such sums or payments are respectively due. Any remittances by check or draft shall be credited on the date of receipt subject to the condition that such check or draft may be handled for collection in accordance with the practice of the collecting bank or banks and any receipt issued therefor shall be void unless the amount due is actually received by the Lender or other holder hereof.

     If any payment herein provided for, or any part thereof, shall become five
(5) days or more overdue, each and every such late payment, or part thereof, shall bear simple interest at the rate of fourteen percent (14%) per annum (the "Default Rate") from its due date until date of payment.

     In the event that any installment of interest or principal payable hereunder is not paid within five (5) days after the date that it is due, then a late charge equal to ten percent (10%) of the amount past due shall be due and payable in addition to such past due amount. Maker and Lender agree that the late charge payable under this paragraph represents a good faith and fair and reasonable estimate of the probable extraordinary cost to Lender of Maker's delinquency in payment of any sum due and payable hereunder. The right to collect such late charge shall be in addition to all other rights granted to Lender hereunder.

     If Breach be made in the payment of the whole or any part of any of the several payments of this Note when due, or in the performance of any of the terms, agreements, covenants or conditions contained in the Lease after the lapse of any applicable cure period (exclusive of non-material, non-monetary Breaches under the Lease), then, or at any time thereafter during the continuance of any such Breach, the entire unpaid principal balance of this Note together with any interest accrued thereon shall, at the election of the holder hereof, and without notice of such election and without demand or presentment, become immediately due and payable at the place of payment aforesaid, and the principal balance together with any interest accrued thereon, so accelerated and declared due as aforesaid, shall thereafter bear simple interest at the Default Rate until paid.

     If any Breach be made as hereinabove set forth, the failure of the Lender or other holder hereof promptly to exercise its right to declare the indebtedness remaining unpaid hereunder to be immediately due and payable or the acceptance of one or more payments from any person thereafter, shall not constitute a waiver of such right while any default continues nor a waiver of such right in connection with any future default.

     The Maker and any endorsers hereof and all others who may become liable for all or any part of this obligation, severally waive presentment for payment, demand and protest and notice of protest, and of dishonor and non-payment of this Note.

     In the event that suit be brought hereon, or an attorney employed or expenses be incurred to compel payment of this Note or any portion of the indebtedness evidenced hereby, the undersigned promises to pay all such reasonable expenses and reasonable attorneys' fees.

      This Note may not be changed orally but only by an agreement in writing, signed by the party against whom enforcement or any waiver, change, modification or discharge is sought. Written notices required to be given hereunder shall be given as provided in the Lease.


                                   MAKER:

                                   SIGNATURE EYEWEAR, INC.,
                                   a California corporation


                                   By: ________________________
                                   Its: _______________________


                                   By: ________________________
                                   Its: _______________________

                           SECOND AMENDMENT TO LEASE
                           -------------------------


     THIS SECOND AMENDMENT TO LEASE (this "Second Amendment"), is entered into as of the 23rd day of June, 1998, by and between ROXBURY PROPERTY MANAGEMENT, a California general partnership ("Lessor"), and SIGNATURE EYEWEAR, INC., a California corporation ("Lessee"), with reference to the following facts and circumstances:

      A. Lessor and Lessee have previously entered into that certain Standard Industrial/Commercial Multi-Tenant Lease - Modified Net dated March 23, 1995, for premises consisting of a portion of that certain building located at 498 Oak Street, Inglewood, California (the "Premises"). Said lease has been amended by that certain First Amendment to Lease dated as of May 5, 1998, between Lessor and Lessee (the "First Amendment") and as modified by the First Amendment is hereinafter referred to as the "Lease."

      B. Lessee and Lessor now desire to amend the Lease as more particularly provided for herein.

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Lessor and Lessee hereby agree as follows:

      1.  Defined Terms.
          -------------

          1.1 All capitalized terms in this Second Amendment not otherwise defined herein shall have the same definitions as are provided therefor in the Lease.

          1.2 Notwithstanding anything in the First Amendment to the contrary, the term "First Expansion Premises" shall be deemed to mean an approximately 8,000 square foot portion of the Building as depicted on Exhibit "B" to the First Amendment.

          1.3 Notwithstanding anything in the First Amendment to the contrary, the term "Second Expansion Premises" shall be deemed to mean an approximately 11,260 square foot portion of the Building as depicted on Exhibit "B" to the First Amendment.

      2.  Changes to Paragraph 2 of First Amendment.  Paragraph 2 of the First
          -----------------------------------------
Amendment is hereby modified with the following changes:

          2.1 Notwithstanding anything in subparagraph 2.2 of the First Amendment to the contrary, as of the First Expansion Commencement Date, the number of square feet of rentable square footage of the Premises set forth in Section 1.2 of the Lease shall be increased by approximately 8,000 rentable square feet to approximately 52,000 rentable square feet.

          2.2 Notwithstanding anything in subparagraph 2.4 of the First Amendment to the contrary, as of the First Expansion Commencement Date, the monthly Base Rent under the Lease payable with respect to the Premises (including the First Expansion Premises) shall be $29,200.00 per month (and shall be in addition to Base Rent due and owing for the Original Premises).

          2.3 Notwithstanding anything in subparagraph 2.7 of the First Amendment to the contrary, as of the First Expansion Commencement Date, Lessee's Share of Operating Expenses, as set forth in Section
          1.6 and 4.2 of the Lease, shall be increased to 24.42%.

          2.4 Subparagraph 2.10(a)(ii) of the First Amendment is hereby deleted from the Lease in its entirety and is replaced with the following:

               "(ii) install twelve (12) foot dry wall demising wall from the new demising wall (as provided for in subparagraph 2.10(a)(i) of the above described First Amendment to Lease dated as of May 5,
               1998), extended to the existing demising wall;"

      3.  Changes to Paragraph 3 of First Amendment.  Paragraph 3 of the First
          -----------------------------------------
Amendment is hereby modified with the following changes:

          3.1 Notwithstanding anything in subparagraph 3.2 of the First Amendment to the contrary, as of the Second Expansion Commencement Date, the number of square feet of rentable square footage of the Premises set forth in Section 1.2 of the Lease shall be increased by approximately 11,260 rentable square feet to approximately 63,260 rentable square feet.

          3.2 Notwithstanding anything in subparagraph 3.4 of the First Amendment to the contrary, as of the Second Expansion Commencement Date, the monthly Base Rent under the Lease attributable to the Second Expansion Premises shall be $7,319.00 per month (and shall be in addition to Base Rent due and owing for the Original Premises).

     4.   Replacement of Paragraph 4 of First Amendment. Paragraph 4 of the
          ---------------------------------------------
First Amendment is hereby deleted from the Lease in its entirety and is replaced with the following:

          "4.1 Construction of Office Improvements. Subject to all of the terms
               -----------------------------------
and conditions of the Lease, including, without limitation, Paragraph 7, Lessee, at Lessee's sole cost and expense (except as hereinafter provided), shall construct on the Premises the following improvements pursuant to plans and specifications to be mutually approved by Lessor and Lessee: Approximately 4,000 square feet of mezzanine office space and approximately 4,000 square feet of office space below said mezzanine between the westerly end of the existing first floor offices and the current westerly demising wall (collectively, the "Office Improvements").

          "The plans and specifications for the Office Improvements shall provide for any t-bar ceiling to be installed above the interior demising walls. Lessee hereby acknowledges and agrees that the existing roof system of the Building (glu-lams and perlins) can not be used to hang equipment or t-bar ceilings without first being reinforced, and that Lessor shall have no responsibility or liability for any such roof system reinforcement.

          "4.2 Office Improvement Construction Allowance.
               -----------------------------------------

               a. Lessor shall lend to Lessee a cash allowance for the construction costs actually incurred by Lessee in connection with the construction of the Office Improvements in an amount not to exceed Two Hundred Forty Thousand Dollars ($240,000.00) (the "TI Allowance"). Lessee shall deliver to Lessor a copy of the fully executed agreement (the "Construction Contract") between Lessee and the contractor engaged by Lessee to construct the Office Improvements (the "Contractor") pursuant to the final plans and specifications approved by Lessor and Lessee. The Construction Contract shall indicate, among other things, the total cost of the construction to be performed by Contractor thereunder (the "Contract Sum"). Portions of the TI Allowance shall be payable by Lessor to Lessee or Contractor in the amounts and on the dates specified in subparagraph 3.2(b) of this Second Amendment so long as all of the following conditions have been completely satisfied: (i) Lessee notifies Lessor in writing that construction of the Office Improvements is in substantial compliance with Lessee's construction schedule; (ii) Lessee or Contractor delivers to Lessor valid and duly executed unconditional lien waivers and releases from the contractors, materialmen, and suppliers theretofore engaged by Contractor and/or Lessee in connection with the construction of the Office Improvements (or, alternatively, Lessee or Contractor delivers to Lessor valid and duly executed lien waivers and releases from such contractors, materialmen, and suppliers conditioned only upon such contractors, materialmen, and suppliers' receipt of payment, in which event Lessor shall issue checks for portions of the TI Allowance made payable to such contractors, materialmen, and suppliers [subject to the satisfaction of all of the other conditions set forth in this subparagraph 3.2(a)]; (iii) the Contractor has delivered a duly executed certificate to Lessor certifying that the Office Improvements theretofore constructed have been completed in accordance with the Lessor approved final plans and specifications for the Office Improvements; (iv) no valid un-bonded mechanic's lien claims have been filed of record against Lessee or the Industrial Center for failure by Lessee or Contractor to pay for any portion of the Office Improvements; and (v) there is no continuing event of default by Lessee under the Lease.

               "b. Subject to all of the terms and conditions of this Paragraph 3.2, portions of the TI Allowance shall be payable in accordance with the following schedule:

          Date                            Amount
          ----                            ------
     June 25, 1998              30% of Contract Sum (not to
                                exceed 30% of TI Allowance)

     July 25, 1998              30% of Contract Sum (not to
                                exceed 30% of TI Allowance)

     August 25, 1998            30% of Contract Sum (not to
                                exceed 30% of TI Allowance)

     "Subject to all of the terms and conditions of this Paragraph 3.2, the remaining balance of the Contract Sum (not to exceed 10% of the TI Allowance) shall be paid to Lessee or Contractor within one (1) week after Contractor has completed construction of the Office Improvements, the Office Improvements have passed final inspection and been approved by all appropriate governmental authorities, and Lessee has received a permanent certificate of occupancy or equivalent for the Premises and delivered a copy thereof to Lessor.

               "c. Lessee and Lessor acknowledge and agree that Lessor's accounts payable program provides for the payment of bills and/or invoices on the tenth (10th) and twenty-fifth (25th) of each calendar month. Accordingly, notwithstanding anything in this Paragraph 3.2 to the contrary, portions of the TI Allowance shall be paid to Lessee or Contractor in accordance with Lessor's current accounts payable program.

               "d. Commencing on July 1, 1998, Lessee shall commence repayment of the aggregate amount of the TI Allowance which is disbursed with interest thereon at the rate of ten percent (10%) pursuant to a separate written Unsecured Promissory Note (the "Note") to be executed by Lessee concurrently with the execution of this Second Amendment in favor of Lessor and in the form of Exhibit "A" attached hereto and incorporated herein by this reference.

               "e.  The Lease is hereby cross-defaulted with the Note, such that
(i) any Breach (as that term is defined in the Note) under the Note shall be deemed, at the option of Lessor, a Breach under the Lease entitling Lessor to enforce all of its remedies hereunder; and (ii) any Breach of the Lease after the lapse of any applicable cure period shall be deemed, at the option of Lessor, a Breach under the Note. Nothing contained in the Note or associated with Lessor's remedies thereunder shall limit, or be construed to limit, the rights and remedies of Lessor hereunder or prohibit Lessor from terminating Lessee's right to possession of the Premises by any lawful means (including, without limitation, by way of an action for unlawful detainer) and recovering possession of the Premises.

          "4.3 The monthly Base Rent payable under the Lease and monthly payments under the Note shall be due and payable regardless of whether or not construction of the Office Improvements is completed."

     5.   Cancellation of $120,000 Note.  Upon the complete execution and
          -----------------------------
delivery of this Second Amendment, and the irrevocable delivery by Lessee to Lessor of the $240,000.00 Unsecured Promissory Note in the form of Exhibit "A" attached hereto duly executed by Lessee, Lessor shall deliver to Lessee the $120,000.00 Unsecured Promissory Note which Lessee has previously executed and delivered to Lessor marked canceled.

     6.   Reaffirmation of Lease.  Except as expressly modified herein, the
          ----------------------
Lease is hereby reaffirmed and ratified by Lessor and Lessee in its entirety.

     IN WITNESS WHEREOF, Lessee and Lessor have executed this Second Amendment as of the day and year first written above.

                                 LESSEE:
                                 ------

                                 SIGNATURE EYEWEAR, INC.,
                                 a California corporation


                                 By:  /s/ Julie Heldman
                                    -----------------------------
                                 Name:    Julie Heldman
                                      ---------------------------
                                 Title:   President
                                       --------------------------


                                 By:  /s/ Bernard Weiss
                                    -----------------------------
                                 Name:    Bernard Weiss
                                      ---------------------------
                                 Title:   CEO
                                       --------------------------


                                 LESSOR:
                                 ------

                                 ROXBURY PROPERTY MANAGEMENT,
                                 a California general partnership


                                 By:
                                    -----------------------------
                                 Name:    Raymond Renta
                                 Title:   General Partner

                                  EXHIBIT "A"

                       FORM OF UNSECURED PROMISSORY NOTE
                       ---------------------------------


$240,000.00                  Inglewood, California                 June __, 1998


     FOR VALUE RECEIVED, the undersigned, SIGNATURE EYEWEAR, INC., a California corporation (herein designated as the "Maker"), agrees and promises to pay to the order of ROXBURY PROPERTY MANAGEMENT, a California general partnership (herein designated as the "Lender"), at such place or places as the Lender or other holder hereof may from time to time designate in writing, the principal sum of Two Hundred Forty Thousand and 00/100 Dollars ($240,000.00), or so much thereof as actually disbursed by the Lender, and to pay interest on the balance thereof actually disbursed from time to time remaining unpaid from the date hereof until May 1, 2005 (the "Maturity Date"), at the rate of ten percent (10%) per annum, principal and interest to be payable in monthly installments on the first day of each calendar month sufficient to fully amortize the then outstanding principal and interest over the term of this Unsecured Promissory Note (this "Note") commencing on the first day of July, 1998, and on the first day of each and every succeeding month thereafter up to and including the Maturity Date. On the Maturity Date, a final payment covering the entire outstanding principal balance and all interest accrued thereon shall be due and payable.

     Each of the aforesaid payments shall be applied first, to the payment of the interest then accrued and due on the unpaid principal balance, and the remainder of each payment, if any, shall be applied to the reduction of the unpaid principal, except that if any advance made by the Lender or other holder hereof under the terms of that certain Second Amendment to Lease dated as of June 23, 1998, executed by the Lender and the Maker in connection herewith, or any other instrument executed or delivered in connection with this Note or the loan evidenced hereby (collectively, the "Loan Documents") has not been repaid, any monies received, at the option of Lender or other holder hereof, may first be applied to repay such advances and interest thereon and the balance, if any, applied in the manner aforesaid on account of any payments then due. Interest shall be computed on the basis of a 365-day year. The above mentioned final payment shall be subject to such adjustment as may be necessary to fully satisfy the balance of the principal and interest due hereunder.

     This Note is given for a loan of up to Two Hundred Forty Thousand Dollars ($240,000.00) to be made in connection with that certain Standard Industrial/Commercial Multi-Tenant Lease - Modified Net dated March 23, 1995, between Lender, as lessor, and Maker, as lessee, as amended by (i) that certain First Amendment to Lease dated as of May 1, 1998, and (ii) that certain Second Amendment to Lease dated as of June 23, 1998 (as so amended, the "Lease"), relating to the premises occupied by Maker located at 498 North Oak Street, Inglewood, California. The proceeds of said loan are to be used and applied by Maker exclusively in connection with tenant improvements to be constructed on the premises occupied by Maker pursuant to the Lease.

     A "Breach" for the purposes of this Note is defined as a failure by Maker to observe, comply with or perform any of the terms, conditions or obligations of this Note after the lapse of any applicable cure period.

     Subsequent to Maker's complete execution and delivery of this Note, and so long as Maker is not in Breach in the due, prompt and complete performance or observance of any of the conditions, covenants or obligations applicable to Maker contained in the Lease or this Note, Lender shall make disbursements of principal hereunder in accordance with Paragraph 3.2 of the above described Second Amendment to Lease, the provisions of which are hereby incorporated herein by this reference as though set forth in full.

     This Note is hereby cross-defaulted with the Lease, such that (i) any Breach under this Note or in the performance and observance of any provisions of any other agreement pertaining hereto shall be deemed, at the option of Lender, a default under the Lease; and (ii) any Breach under the Lease after the lapse of any applicable cure period shall be deemed, at the option of Lender, a Breach hereunder.

     The Maker shall have the right to prepay this Note at any time.

     All sums due under this Note are payable at the place or places as above stated in legal tender of the United States of America current on the dates such sums or payments are respectively due. Any remittances by check or draft shall be credited on the date of receipt subject to the condition that such check or draft may be handled for collection in accordance with the practice of the collecting bank or banks and any receipt issued therefor shall be void unless the amount due is actually received by the Lender or other holder hereof.

     If any payment herein provided for, or any part thereof, shall become five
(5) days or more overdue, each and every such late payment, or part thereof, shall bear simple interest at the rate of fourteen percent (14%) per annum (the "Default Rate") from its due date until date of payment.

                                  EXHIBIT "A"
                                  Page 1 of 2

     In the event that any installment of interest or principal payable hereunder is not paid within five (5) days after the date that it is due, then a late charge equal to ten percent (10%) of the amount past due shall be due and payable in addition to such past due amount. Maker and Lender agree that the late charge payable under this paragraph represents a good faith and fair and reasonable estimate of the probable extraordinary cost to Lender of Maker's delinquency in payment of any sum due and payable hereunder. The right to collect such late charge shall be in addition to all other rights granted to Lender hereunder.

     If Breach be made in the payment of the whole or any part of any of the several payments of this Note when due, or in the performance of any of the terms, agreements, covenants or conditions contained in the Lease after the lapse of any applicable cure period (exclusive of non-material, non-monetary Breaches under the Lease), then, or at any time thereafter during the continuance of any such Breach, the entire unpaid principal balance of this Note together with any interest accrued thereon shall, at the election of the holder hereof, and without notice of such election and without demand or presentment, become immediately due and payable at the place of payment aforesaid, and the principal balance together with any interest accrued thereon, so accelerated and declared due as aforesaid, shall thereafter bear simple interest at the Default Rate until paid.

     If any Breach be made as hereinabove set forth, the failure of the Lender or other holder hereof promptly to exercise its right to declare the indebtedness remaining unpaid hereunder to be immediately due and payable or the acceptance of one or more payments from any person thereafter, shall not constitute a waiver of such right while any default continues nor a waiver of such right in connection with any future default.

     The Maker and any endorsers hereof and all others who may become liable for all or any part of this obligation, severally waive presentment for payment, demand and protest and notice of protest, and of dishonor and non-payment of this Note.

     In the event that suit be brought hereon, or an attorney employed or expenses be incurred to compel payment of this Note or any portion of the indebtedness evidenced hereby, the undersigned promises to pay all such reasonable expenses and reasonable attorneys' fees.

     This Note may not be changed orally but only by an agreement in writing, signed by the party against whom enforcement or any waiver, change, modification or discharge is sought. Written notices required to be given hereunder shall be given as provided in the Lease.

                                      MAKER:

                                      SIGNATURE EYEWEAR, INC.,
                                      a California corporation

                                      By:
                                         ------------------------------
                                      Its:
                                          -----------------------------

                                      By:
                                         ------------------------------
                                      Its:
                                          -----------------------------


                                  EXHIBIT "A"
                                  Page 2 of 2